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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 30, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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          Delaware                     1-11758                 36-3145972
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

    1585 Broadway, New York, New York                   10036
(Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

(a) On April 30, 2005, Morgan Stanley (the "Company") amended the Company's Amended and Restated Bylaws, effective immediately, to (i) provide that the board of directors of the Company at any one time shall not consist of more than 15 members or less than three members, (ii) eliminate the requirement for a supermajority vote of the board of directors in order to remove the Company's Chairman and Chief Executive Officer or modify his role, duties or authority and (iii) make ministerial changes reflecting the amendments noted above. A copy of the Amended and Restated Bylaws is attached as Exhibit 3 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 8.01. Other Events.


On May 1, 2005, the Company issued a press release announcing that the Company's board of directors had reaffirmed its commitment to management and approved the initiation of certain corporate governance changes. The Company's press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits


     Exhibit
      Number     Description
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          3      Amended and Restated Bylaws of the Company, as amended
                 to date.


       99.1      Press Release, dated May 1, 2005, issued by the Company.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORGAN STANLEY
                                    (Registrant)


                                    By:   /s/ Ronald T. Carman
                                         --------------------------------
                                         Name:  Ronald T. Carman
                                         Title: Assistant Secretary


Date: May 5, 2005